UBS Series Funds

Prospectus Supplement  |  October 3, 2019

Supplement to the Prospectus dated August 28, 2019, as supplemented

Includes:

•	UBS RMA Government Money Market Fund

Dear Investor:

The purpose of this supplement is to update certain information in the prior prospectus supplement dated September 10, 2019, which discussed certain changes to the eligibility requirements for investing in UBS RMA Government Money Market Fund (the “Fund”). UBS Financial Services Inc. had anticipated announcing in early October the effective date of these changes. The announcement has been delayed. UBS Financial Services Inc. now expects to announce later in 2019 the effective date of these changes. Once UBS Financial Services Inc. determines the effective date of these changes, the Fund will further supplement its prospectus to reflect that date, which will be available online on the Fund’s website.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1030